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                                                                   EXHIBIT 10.11

                 [General Electric Capital Corporation Letterhead]


                                   June 30, 1997

Hutchinson Technology Incorporated
40 West Highland Park
Hutchinson, Minnesota  55350-9784

     Re:  MASTER LEASE AGREEMENT DATED AS OF DECEMBER 19, 1996

Gentlemen:

This will confirm the collateral understanding which has been reached between us with respect to the above-referenced Master Lease Agreement (the "Lease"), between General Electric Capital Corporation ("Lessor") and Hutchinson Technology Incorporated ("Lessee").

In consideration of the sum of Ten Dollars ($10.00) in hand paid, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1.1. Section I(b)(i) is amended by adding the following language to the end of the first sentence: "and having an aggregate Capitalized Lessor's Cost not in excess of Thirty Million Dollars ($30,000,000) during the period commencing on October 1, 1997, through and including
          September 30, 1998; provided, however, that it is acknowledged and agreed that Lessor shall have no continuing obligation with respect to amounts allocated for the Initial Commitment Period which are not funded during the Initial Commitment Period."

     2. Except as expressly set forth herein, the terms and conditions of the Lease remain unmodified and in full force and effect.

If the foregoing accurately sets forth our understanding with respect to the subject matter hereof, please sign and return the enclosed copy of this letter and it will constitute an amendment of the Lease pursuant to Section XX(f) thereof.

                              GENERAL ELECTRIC CAPITAL CORPORATION

                              /s/ David Avigdor

                              David Avigdor
                              Senior Syndication Manager


HUTCHINSON TECHNOLOGY INCORPORATED


By:  /s/ John A. Ingleman           7/24/97
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Name:  John A. Ingleman
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Title:    CFO
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